================================================================================




                         UNIVERSAL CAPITAL GROWTH FUND

                               SEMI-ANNUAL REPORT

                                 MARCH 31, 1999




================================================================================

UNIVERSAL CAPITAL GROWTH FUND
100 S. WACKER DRIVE
SUITE 2100
CHICAGO, IL  60606
(800) 969-9676
--------------------------------------------------------------------------------
                                                                  April 30, 1999


Dear Shareholder,

Your fund management team at Graver, Bokhof, Goodwin & Sullivan would like to thank you for your support. Since the start of our first full month of managing the Universal Capital Growth Fund ("Fund") beginning August 31, 1997, UCGFX shares have provided a cumulative total return of 45.8% compared to a 46.4% return for the S&P 500 Stock Index ("S&P 500"). We are proud of these results given the highly volatile and selective nature of the stock market during a period when most equities and fund managers had difficulty performing near the S&P 500.

In appreciation for your support we are pleased to waive the front-end sales charge for all investors on share purchases through June 30, 1999, allowing you to purchase shares at the prevailing net asset value.

The Fund recorded a total return of 30.2% for the fiscal six months ended March 31, 1999 and 21.0% for the prior twelve month period. The Fund's investment results and those of the S&P 500 are summarized in the following table:


                                 TOTAL RETURNS*
                                 March 31, 1999

====================================================================================================================
                                      Quarter         6 Months      1 Year       3 Years       5 Years     Inception
                                                                                                            1/22/91
--------------------------------------------------------------------------------------------------------------------
Universal Capital Growth Fund             7.5%         30.2%         21.0%        23.9%         24.6%        18.3%
--------------------------------------------------------------------------------------------------------------------
S&P 500 Stock Index                       5.0%         27.3%         18.5%        28.1%         26.3%        20.9%
====================================================================================================================

* Returns, except for the quarter and 6 months, represent average annual return. All returns shown include the reinvestment of dividends but exclude sales charges. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. Graver, Bokhof, Goodwin & Sullivan assumed management of the Fund on August 15, 1997.

During the past fiscal six-month period, the Fund and the S&P 500 again rose to all time record levels, achieving performance results many on Wall Street had not expected to occur so quickly after the sharp sell-off in October 1998. The venerable Dow Jones Industrial Average rose above 10,000 for the first time. Swift action by the Federal Reserve Board to cut rates during last fall's global financial crises was the primary reason for the sharp recovery in stock prices. Economic growth above estimates, combined with a continued low level of interest rates and inflation, has set the stage for a further advance.

When 1999 began amid expectations of slower economic growth and lower corporate earnings, we expected the market to consolidate and move sideways for a short period. It did just that, from January to early March, before once again moving to new record levels. Economic growth has proven to be much stronger than expected. Corporate earnings, reported for the first quarter of 1999, have been stronger than most predicted. Once again, the resiliency of our domestic economy surprised all of us. Recent European rate cuts suggest that worldwide monetary policy is focused upon resuming economic growth. This should prove positive for the US going forward. In addition, these rate cuts make the possibility of a US interest rate increase remote at the present time.

The Fund has benefited from the strong performance of large capitalization issues once again. While some broadening of participation has occurred, the average S&P 500 stock gained only 0.3% during the first quarter compared with 5.0% for the index. Furthermore, 56% of the companies in the S&P 500 actually experienced a decline during the quarter.

The largest gains in the portfolio came from telecommunication, technology, investment brokerage and consumer stocks. Netbank, our only pure Internet stock had the biggest gain, up over 900%. Telecommunication stocks including ADC Telecom, MCI-Worldcom and Tellabs enjoyed gains of 100% or more. Financial stocks such as Merrill Lynch and Morgan Stanley Dean Witter had similar gains. Lexmark International and Cisco Systems were outsized performers among the technology group which as a whole struggled for much of the first quarter of 1999. The worst performers in the Fund fell into the software application and outsourcing sector, a group we expect to do better as the Y2K business subsides.

New purchases in the consumer area include Saks Inc., Maytag, Outback Steakhouse and Kroger. We also reestablished our overweighting in financial stocks adding BankAmerica, MBNA and American International Group. Selected special opportunities presented themselves in Boston Scientific, Tyco International and United Technologies.

We are confident that the Fund's portfolio is well positioned to participate in any further appreciation of the general market. Fundamentally the portfolio looks very attractive when compared to the S&P 500. The Fund's revenues and earnings growth projections for the next 3-5 years are almost double that of the S&P 500, while return on equity is some 40% higher.

We are encouraged by the progress we have made since assuming management of the Fund's assets in the fall of 1997 and look forward to working for you in the years ahead. Please feel free to call us if you have any questions or concerns. We would be delighted to hear from you.

Sincerely,



Andrew J. Goodwin, III
President

*The views expressed in this report reflect those of the investment adviser as of April 30, 1999 and those views are subject to change at any time based upon market and other conditions. The Fund holdings may change due to ongoing management and references to specific investments should not be construed as a recommendation of the Fund or its Adviser.


                          GROWTH OF $10,000 INVESTMENT

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

       Date        Universal Capital Growth Fund       S&P 500 Stock Index
       ----        -----------------------------       -------------------
      1/22/91                   9,451.80                 10,000.00

      9/30/91                  10,548.21                 11,983.75

      9/30/92                  11,000.61                 13,307.97

      9/30/93                  12,337.45                 15,038.25

      9/30/94                  13,257.32                 15,592.47

      9/30/95                  18,277.98                 20,230.40

      9/30/96                  19,630.60                 24,343.67

      9/30/97                  26,745.47                 34,190.28

      9/30/98                  28,648.96                 37,282.86

      3/31/99                  37,313.55                 47,476.10


                     ------------------------------------
                                TOTAL RETURN*
                         with 5.5% sales load effect
                     ------------------------------------
                     1 year                        14.4%
                     ---------------------- -------------
                     5 year                        23.2%
                     ---------------------- -------------
                     Since inception               17.4%
                     ---------------------- -------------

*Represent average annual returns.


This chart assumes an initial gross investment of $10,000 made on 1/22/91 (commencement). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The Fund's performance graph includes deduction of the 5.5% front-end load. The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.

Dreher & Associates, Inc. as Distributor

UNIVERSAL CAPITAL GROWTH FUND

PORTFOLIO OF INVESTMENTS
MARCH 31, 1999 (UNAUDITED)


                                                                 SHARES       VALUE
                                                                 ------       -----

COMMON STOCKS                                       97.10%
----------------------------------------------------------
AEROSPACE AND DEFENSE                                2.29%
United Technologies Corporation                                    3,000    $  406,312

BANKS                                                6.50%
BankAmerica Corporation                                            4,500       317,812
MBNA Corp.                                                        15,000       358,125
Net.b@nk, Inc.*                                                    7,000       476,000
                                                                            ----------
                                                                             1,151,937

COMPUTERS                                            4.00%
International Business Machines Corporation                        4,000       709,000

COMPUTER NETWORKS                                    3.71%
Cisco Systems, Inc.*                                               6,000       657,375

COMPUTER SOFTWARE                                    5.51%
BMC Software, Inc.*                                                7,000       259,438
Microsoft Corporation*                                             8,000       717,000
                                                                            ----------
                                                                               976,438

CONSUMER GOODS                                       2.04%
Maytag Corporation                                                 6,000       362,250

CONSUMER STAPLES                                     3.09%
PepsiCo, Inc.                                                     14,000       548,625

DIVERSIFIED MISCELLANEOUS                            1.42%
Tyco International Ltd.                                            3,500       251,125

ELECTRICAL EQUIPMENT                                 2.50%
General Electric Company                                           4,000       442,500

ELECTRONIC PRODUCTS & COMPONENTS                     8.03%
American Power Conversion Corporation*                            10,000       270,000
Intel Corporation                                                  5,000       595,625
Lexmark International Group, Inc.*                                 5,000       558,750
                                                                            ----------
                                                                             1,424,375

* Non-income producing
See notes to the financial statements

                          UNIVERSAL CAPITAL GROWTH FUND

MARCH 31, 1999 (UNAUDITED)

                                                                 SHARES       VALUE
                                                                 ------       -----

COMMON STOCKS (CONTINUED)                           97.10%
----------------------------------------------------------
ENERGY                                               2.17%
Halliburton Company                                               10,000    $  385,000

FINANCE & FINANCIAL SERVICES                         6.72%
American International Group, Inc.                                 3,000       361,875
Merrill Lynch & Co., Inc.                                          6,000       530,625
Morgan Stanley Dean Witter & Co.                                   3,000       299,813
                                                                            ----------
                                                                             1,192,313
HEALTHCARE                                          11.97%
Amgen Inc.*                                                        9,000       673,875
Boston Scientific Corporation*                                    10,000       405,625
Johnson & Johnson                                                  5,000       468,437
Medtronic, Inc.                                                    8,000       574,000
                                                                            ----------
                                                                             2,121,937

PHARMACEUTICALS                                      9.13%
Abbott Laboratories                                                9,000       421,312
Merck & Co., Inc.                                                  7,200       577,350
Schering-Plough Corporation                                       11,200       619,500
                                                                            ----------
                                                                             1,618,162

RETAIL                                              10.70%
Office Depot Incorporated*                                         5,000       184,063
Kroger Co. (The)*                                                  5,000       299,375
Saks Incorporated*                                                 8,000       208,000
Staples, Inc.*                                                    19,500       641,063
Walgreen Co.                                                      20,000       565,000
                                                                            ----------
                                                                             1,897,501

SERVICES                                             6.84%
Complete Business Solutions, Inc.*                                18,000       353,250
Outback Steakhouse, Inc.*                                         15,000       491,250
Sterling Commerce, Inc.*                                          12,000       369,000
                                                                            ----------
                                                                             1,213,500

* Non-income producing
See notes to the financial statements

                          UNIVERSAL CAPITAL GROWTH FUND

MARCH 31, 1999 (UNAUDITED)

                                                                 SHARES       VALUE
                                                                 ------       -----

COMMON STOCKS (CONTINUED)                           97.10%
----------------------------------------------------------
TELECOMMUNICATIONS                                   10.48%
ADC Telecommunications, Inc.*                                      8,000   $   381,500
MCI WorldCom, Inc.*                                                8,951       792,723
Tellabs, Inc.*                                                     7,000       684,250
                                                                           -----------
                                                                             1,858,473


TOTAL COMMON STOCKS (COST $10,004,375)                                      17,216,823
                                                                           -----------


RIGHTS                                               0.00%
---------------------------------------------------------

U.S. Surgical, 9/23/00*                                                7           382
                                                                           -----------

TOTAL RIGHTS (COST $0)                                                             382
                                                                           -----------



                                                               PRINCIPAL
                                                                AMOUNT       VALUE
                                                                ------       -----

SHORT-TERM INVESTMENTS                               1.58%
---------------------------------------------------------

MONEY MARKET                                         1.58%
UMB Bank, n.a. Money Market Fiduciary, 3.80%                    $280,850   $   280,850
                                                                           -----------

TOTAL MONEY MARKET                                                             280,850
                                                                           -----------

TOTAL SHORT-TERM INVESTMENTS
(Cost $280,850)                                                                280,850
                                                                           -----------

TOTAL INVESTMENTS                                   98.68%
(Cost $10,285,225)                                                          17,498,055

CASH AND OTHER ASSETS LESS LIABILITIES               1.32%                     233,688
                                                                           -----------

NET ASSETS                                         100.00%                 $17,731,743
                                                                           ===========


* Non-income producing
See notes to the financial statements

                         UNIVERSAL CAPITAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999 (Unaudited)

ASSETS:
Investments at value (cost $10,285,225)                              $17,498,055
Receivable for investment securities sold                                277,471
Dividends and interest receivable                                          5,328
Prepaid expenses and other assets                                         11,575
                                                                     -----------

Total Assets                                                          17,792,429

LIABILITIES:
Accrued distribution fees                                                 21,103
Payable to Adviser                                                        12,965
Accrued audit fees                                                        11,759
Other accrued expenses                                                    14,859
                                                                     -----------

Total Liabilities                                                         60,686
                                                                     -----------

NET ASSETS                                                           $17,731,743
                                                                     ===========

NET ASSETS CONSIST OF:
Paid-in-capital                                                      $ 9,854,590
Accumulated net realized gain
    on investments                                                       664,323
Net unrealized appreciation
    on investments                                                     7,212,830
                                                                     -----------

TOTAL NET ASSETS                                                     $17,731,743
                                                                     ===========

NET ASSET VALUE PER SHARE
    ($17,731,743 DIVIDED BY
     794,337 SHARES OUTSTANDING)                                     $     22.32
                                                                     ===========

MAXIMUM OFFERING PRICE
    PER SHARE
    (NET ASSET VALUE, PLUS 5.82% OF NET
    ASSET VALUE OR 5.50% OF OFFERING PRICE)                          $     23.62
                                                                     ===========

See notes to the financial statements


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)

INVESTMENT INCOME:
Dividend income                                                     $    40,308
Interest income                                                          30,970
                                                                    -----------
                                                                         71,278
                                                                    -----------


EXPENSES:
Investment advisory fees                                                 79,059
Distribution fees                                                        39,529
Transfer agent fees and expenses                                         11,171
Audit fees                                                                8,161
Legal fees                                                                7,526
Reports to shareholders                                                   6,744
Fund accounting fees                                                      6,363
Federal and state registration fees                                       5,113
Custody fees                                                              4,133
Trustees' fees and expenses                                               3,131
Other                                                                     1,638
                                                                    -----------

Total expenses before waiver                                            172,568
Waiver of fees                                                          (14,451)
                                                                    -----------

Net expenses                                                            158,117
                                                                    -----------

Net investment loss                                                     (86,839)
                                                                    -----------

REALIZED AND UNREALIZED GAINS:

Net realized gain on investments                                        664,323
Change in net unrealized appreciation
     on investments                                                   3,575,289
                                                                    -----------

Net gain on investments                                               4,239,612
                                                                    -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                           $ 4,152,773
                                                                    ===========

See notes to the financial statements

                         UNIVERSAL CAPITAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               MARCH 31, 1999     YEAR ENDED
                                                                (UNAUDITED)    SEPTEMBER 30, 1998
                                                                -----------    ------------------
OPERATIONS:
Net investment loss                                             $    (86,839)     $   (148,469)
Net realized gain on investments                                     664,323         1,402,832
Change in net unrealized appreciation on investments               3,575,289          (332,626)
                                                                ------------      ------------
Net increase in net assets resulting from operations               4,152,773           921,737
                                                                ------------      ------------

DISTRIBUTIONS:
Net realized gains                                                (1,399,939)         (355,252)
                                                                ------------      ------------

CAPITAL SHARE TRANSACTIONS :
Proceeds from 12,523 and 58,241 shares issued, respectively          263,508         1,125,668
Net asset value of 71,994 and 19,566 shares issued to
       holders in reinvestment of dividends, respectively          1,375,088           345,153
Cost of 27,967 and 58,235 shares redeemed, respectively             (570,666)       (1,120,802)
                                                                ------------      ------------
Net increase from capital transactions                             1,067,930           350,019
                                                                ------------      ------------

TOTAL INCREASE IN NET ASSETS                                       3,820,764           916,504

NET ASSETS:
Beginning of period                                               13,910,979        12,994,475
                                                                ------------      ------------

End of period                                                   $ 17,731,743      $ 13,910,979
                                                                ============      ============

See notes to the financial statements

                         UNIVERSAL CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED                       YEAR ENDED SEPTEMBER 30,
                                            MARCH 31, 1999   ---------------------------------------------------------------------
                                             (UNAUDITED)        1998          1997(a)         1996           1995         1994
                                              ----------     ----------     ----------     ----------     ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $18.86         $18.09         $14.99         $16.28         $12.47        $12.27


INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                (0.11)         (0.21)         (0.08)         (0.10)         (0.10)        (0.13)
Net realized and unrealized gain
    on investments                                  5.49           1.46           4.97           1.14           4.54          0.96
                                              ----------     ----------     ----------     ----------     ----------    ----------

TOTAL FROM INVESTMENT OPERATIONS                    5.38           1.25           4.89           1.04           4.44          0.83
                                              ----------     ----------     ----------     ----------     ----------    ----------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains                                 (1.92)         (0.48)         (1.79)         (2.33)         (0.63)        (0.63)
                                              ----------     ----------     ----------     ----------     ----------    ----------

NET ASSET VALUE, END OF PERIOD                    $22.32         $18.86         $18.09         $14.99         $16.28        $12.47
                                              ==========     ==========     ==========     ==========     ==========    ==========

TOTAL RETURN (B)(D)                                30.24%          7.12%         36.24%          7.40%         37.87%         7.46%

SUPPLEMENTAL DATA AND RATIOS:
Ratio of net expenses
    to average net assets (c)(e)                    2.00%          2.00%          2.00%          2.00%          2.00%         2.00%
Ratio of net investment loss
    to average net assets (c)(e)                    (1.1)%         (1.0)%         (0.5)%         (0.7)%         (0.8)%        (1.1)%
Portfolio turnover rate (d)                         49.5%          58.1%          49.2%         262.1%         157.6%        188.7%

Net assets, end of period (in 000's)             $17,732        $13,911        $12,994        $11,124         $8,149        $4,969


(a) On August 15, 1997, the adviser changed to Graver, Bokhof, Goodwin & Sullivan from Integrated Financial Services, Inc.

(b) The total return calculation does not reflect any sales load imposed on the purchase of shares.

(c) After waiver of adviser fees and earnings credits of the custodian of 0.18%, 0.37%, 0.50%, 0.35%, 0.70% and 1.10% of average net assets for 1999,
     1998, 1997, 1996, 1995 and 1994.

(d)  Not annualized for the period ended March 31, 1999.

(e)  Annualized for the period ended March 31, 1999.


See notes to the financial statements

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund"), the only series of the Trust currently offered, commenced selling shares to the public on January 22, 1991 (commencement of operations).

INVESTMENT VALUATION. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at March 31, 1999, the Fund reduced paid-in-capital by $86,839 for the current period's net investment loss.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. All repurchase agreements are fully collateralized by U.S. Treasury securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund to ensure that its market value exceeds the carrying value of the repurchase agreements.

2.   TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement with Graver, Bokhof, Goodwin & Sullivan (the "Adviser"), the Fund pays an investment advisory fee at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million.
During the six months ended March 31, 1999, the Fund incurred investment advisory fees of $79,059 under this agreement.

The agreement provides for the waiver of expenses from the Adviser through December 31, 1999 should the Fund's normal operating expenses exceed 2.00% of average daily net assets. During the six months ended March 31, 1999, the Adviser waived $14,451 of its investment advisory fee.

While serving as distributor, Dreher & Associates, Inc. (the "Distributor") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays the Distributor a monthly service fee of .25% and a monthly sales compensation fee of .25%, based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the six months ended March 31, 1999, the Fund incurred distribution fees of $39,529. The Distributor received commissions of $2,205 from sale of the Fund's shares during the six months ended March 31, 1999, all of which was paid to brokers affiliated with the Fund.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution. During the six months ended March 31, 1999, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $13,080. It is the Adviser's opinion that commission rates charged to the Fund by the Distributor are consistent with those charged to comparable unaffiliated customers in similar transactions.

3.   INVESTMENTS

Purchases and sales of investments, other than short-term obligations, were $7,742,173 and $7,305,146 respectively, for the six months ended March 31, 1999.

UNIVERSAL CAPITAL GROWTH FUND
NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1999 (UNAUDITED)


The cost basis of investments for federal income tax purposes at March 31, 1999 was $10,285,225. At March 31, 1999, on a tax basis, gross unrealized appreciation was $7,473,290, gross unrealized depreciation was $260,460 and net unrealized appreciation was $7,212,830.




INVESTMENT ADVISER
Graver, Bokhof, Goodwin & Sullivan
100 South Wacker Drive, Suite 2100
Chicago, Illinois 60606
(800) 969-9676

DISTRIBUTOR
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Chicago, Illinois 60181
(630) 932-3000

CUSTODIAN
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri 64141

TRANSFER AGENT
Sunstone Financial Group, Inc.
207 East Buffalo Street, Suite 400
Milwaukee, WI 53202
(800) 537-3446

COUNSEL
Vedder, Price, Kaufman & Kammholz
Chicago, Illinois

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois


This report is submitted for the general information of shareholders of the Universal Capital Growth Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The prospectus gives details about charges, investment objectives, risks and operation policies of the Fund. Read the prospectus carefully.